EXHIBIT 99.1

Nanophase Reports Third Quarter 2016 Financial Results

The company’s financial conference call is scheduled for October 20, 2016 at 11am EDT

ROMEOVILLE, Ill., Oct. 19, 2016 (GLOBE NEWSWIRE) -- Nanophase Technologies Corporation (OTCQB:NANX), a technology leader in nanomaterials and advanced nanoengineered products, today reported financial results for the third quarter ended September 30, 2016.

“The timing of shipments impacts any particular quarter,” commented Nanophase CEO and President Jess Jankowski.  “But the overall direction is strong.  Just as the first quarter was lighter and we made up for it in the second quarter, our third quarter shipments were on the low side and we expect to see some of that volume added to the fourth quarter.”

Nine Months Ended September 30, 2016 Financial Highlights

  Revenue for the first nine months of 2016 was $8.4 million, vs. the $8.0 million reported during the same period of 2015.

  The net loss for the first nine months of 2016 was $0.6 million, or a loss of $0.02 per share, compared to a net loss of $0.9 million, or $0.03 per share, for the comparable period of 2015.

  The Company finished the quarter with approximately $1.7 million in cash and cash equivalents; the Company had no debt.

Third Quarter 2016 Financial Highlights

  Revenue for the third quarter was $2.5 million in 2016 and $2.8 million in 2015.

  The net loss for the quarter was $0.4 million in 2016, or $0.01 per share, compared to a net loss of $0.2 million, or $0.01 per share, for 2015.

Jankowski continued, “We fully expect year-over-year revenue growth during 2016, and that’s before significant revenue benefit from new solutions in Personal Care and Solar Control.  As those come on line, we expect to be a stronger company.  As it is, posting positive Adjusted EBITDA for the nine-months ended September 30, 2016 was another step in the right direction.”

Shareholders and members of the financial community are encouraged to participate in the upcoming conference call, where Mr. Jankowski will discuss the company’s current and long-term prospects.

Third Quarter 2016 Conference Call
The Nanophase conference call, to be hosted by Jess Jankowski, the Company’s President & CEO, is scheduled for October 20, 2016, at 10:00 a.m. CDT, 11:00 a.m. EDT. The conference call dial-in number for U.S. callers is 877-312-8776 and for international callers is 408-774-4007.  The conference ID is 98008171.  Please dial in to the conference at least five minutes before the call is scheduled to begin.

The call may also be accessed through the company’s website, at www.nanophase.com, by clicking on Investor Relations, Investor News and the link in the conference call announcement release.

Use of Non-GAAP Financial Information
Nanophase believes that the presentation of results excluding certain items, such as non-cash equity compensation charges, provides meaningful supplemental information to both management and investors, facilitating the evaluation of performance across reporting periods. The Company uses these non-GAAP measures for internal planning and reporting purposes. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or net income per share prepared in accordance with generally accepted accounting principles.

About Nanophase Technologies
Nanophase Technologies Corporation (NANX), www.nanophase.com, is a leader in nanomaterials technologies and provides nanoengineered solutions for multiple industrial product applications. Using a platform of patented and proprietary integrated nanomaterial technologies, the Company creates products with unique performance attributes from two ISO 9001:2008 and ISO 14001 facilities. Nanophase delivers commercial quantity and quality nanoparticles, coated nanoparticles, and nanoparticle dispersions in a variety of media.

Forward-Looking Statements
This press release contains words such as “expects,” ”shall,” “will,” “believes,” and similar expressions that are intended to identify forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements in this announcement are made based on the Company’s current beliefs, known events and circumstances at the time of publication, and as such, are subject in the future to unforeseen risks and uncertainties that could cause the Company’s results of operations, performance and achievements to differ materially from current expectations expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, without limitation, the following: a decision by a customer to cancel a purchase order or supply agreement in light of the Company’s dependence on a limited number of key customers; uncertain demand for, and acceptance of, the Company’s nanocrystalline materials; the Company’s manufacturing capacity and product mix flexibility in light of customer demand; the Company’s limited marketing experience; changes in development and distribution relationships; the impact of competitive products and technologies; the Company’s dependence on patents and protection of proprietary information; the resolution of litigation in which the Company may become involved; the impact of any potential new government regulations that could be difficult to respond to or too costly to comply with while remaining financially viable; the ability of the Company to maintain an appropriate electronic trading venue; and other factors described in the Company’s Form 10-K filed March 29, 2016. In addition, the Company’s forward-looking statements could be affected by general industry and market conditions and growth rates. Except as required by federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events, uncertainties or other contingencies.

NANOPHASE TECHNOLOGIES CORPORATION

BALANCE SHEETS

	September 30,
	2016	December 31,
ASSETS	(Unaudited)	2015

Current assets:
Cash and cash equivalents	$1,718,039	$1,275,402
Trade accounts receivable, less allowance for doubtful accounts
of $6,000 on September 30, 2016 and December 31, 2015	1,304,297	506,549
Other receivable	71	43
Inventories, net	658,975	661,593
Prepaid expenses and other current assets	349,143	247,726
Total current assets	4,030,525	2,691,313

Equipment and leasehold improvements, net	1,473,251	1,860,579
Other assets, net	20,518	22,381
	$5,524,294	$4,574,273

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of capital lease obligations	97,910	94,406
Accounts payable	648,873	507,643
Accrued expenses	626,419	276,287
Total current liabilities	1,373,202	878,336

Long-term portion of capital lease obligations	69,682	143,560
Long-term deferred rent	481,801	518,747
Asset retirement obligation	176,844	172,238
Total long-term liabilities	728,327	834,545

Stockholders' equity:
Preferred stock, $.01 par value, 24,088 shares authorized and
no shares issued and outstanding	-	-
Common stock, $.01 par value, 42,000,000 and 35,000,000 shares authorized;
31,229,996 and 28,585,496 shares issued and outstanding on September 30, 2016
and December 31, 2015, respectively	312,300	285,855
Additional paid-in capital	97,280,795	96,172,795
Accumulated deficit	(94,170,330)	(93,597,258)
Total stockholders' equity	3,422,765	2,861,392
	$5,524,294	$4,574,273

NANOPHASE TECHNOLOGIES CORPORATION

STATEMENTS OF OPERATIONS

(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2016	2015	2016	2015
Revenue:
Product revenue, net	$2,509,648	$2,778,756	$8,376,747	$7,999,940
Other revenue	11,375	6,875	38,456	33,490
Net revenue	2,521,023	2,785,631	8,415,203	8,033,430

Operating expense:
Cost of revenue	1,841,080	1,902,815	5,766,284	5,592,892
Gross profit	679,943	882,816	2,648,919	2,440,538

Research and development expense	386,081	324,538	1,059,507	969,428
Selling, general and administrative expense	715,765	709,473	2,151,726	2,315,839
Income/(Loss) from operations	(421,903)	(151,195)	(562,314)	(844,729)
Interest income	-	-	-	-
Interest expense	(3,179)	(3,646)	(11,309)	(9,374)
Other, net	-	-	551	-
Income/(Loss) before provision for income taxes	(425,082)	(154,841)	(573,072)	(854,103)
Provision for income taxes	-	-	-	-
Net income/(loss)	$(425,082)	$(154,841)	$(573,072)	$(854,103)

Net income/(loss) per share- basic and diluted	$(0.01)	$(0.01)	$(0.02)	$(0.03)

Weighted average number of basic and diluted
common shares outstanding	31,211,132	28,585,496	30,805,053	28,571,332

NANOPHASE TECHNOLOGIES CORPORATION

STATEMENTS OF OPERATIONS - EXPANDED SCHEDULE

(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2016	2015	2016	2015
Revenue:
Product revenue, net	$2,509,648	$2,778,756	$8,376,747	$7,999,940
Other revenue	11,375	6,875	38,456	33,490
Net revenue	2,521,023	2,785,631	8,415,203	8,033,430

Operating expense:
Cost of revenue detail:
Depreciation	108,525	146,351	391,158	433,697
Non-Cash equity compensation	5,584	5,597	17,100	17,264
Other costs of revenue	1,726,971	1,750,867	5,358,026	5,141,931
Cost of revenue	1,841,080	1,902,815	5,766,284	5,592,892
Gross profit	679,943	882,816	2,648,919	2,440,538

Research and development expense detail:
Depreciation	25,248	26,838	82,835	85,568
Non-Cash equity compensation	9,053	8,757	27,264	26,101
Other research and development expense	351,780	288,943	949,408	857,759
Research and development expense	386,081	324,538	1,059,507	969,428

Selling, general and administrative expense detail:
Depreciation and amortization	7,876	10,090	28,412	30,359
Non-Cash equity compensation	26,317	30,852	84,176	95,926
Other selling, general and administrative expense	681,572	668,531	2,039,138	2,189,554
Selling, general and administrative expense	715,765	709,473	2,151,726	2,315,839
Income/(Loss) from operations	(421,903)	(151,195)	(562,314)	(844,729)
Interest income	-	-	-	-
Interest expense	(3,179)	(3,646)	(11,309)	(9,374)
Other, net	-	-	551	-
Income/(Loss) before provision for income taxes	(425,082)	(154,841)	(573,072)	(854,103)
Provision for income taxes	-	-	-	-
Net income/(loss)	$(425,082)	$(154,841)	$(573,072)	$(854,103)

Non-GAAP Disclosure (see note regarding Non-GAAP disclosures):
Addback Interest, net	3,179	3,646	11,309	9,374
Addback Depreciation/Amortization	141,649	183,279	502,405	549,624
Addback Non-Cash Equity Compensation	40,954	45,206	128,540	139,291

Adjusted EBITDA	$(239,300)	$77,290	$69,182	$(155,814)

COMPANY CONTACT
Nancy Baldwin
Investor Relations
630-771-6708